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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 31, 2002

                             LDM Technologies, Inc.
             (Exact name of registrant as specified in its charter)

       Michigan                       333-21819                  38-2690171
       --------                       ---------                  ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)

            2500 Executive Hills Drive, Auburn Hills, Michigan 48326
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 858-2800



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Item 5. Other Events

On May 6, 2002, LDM Technologies, Inc. (the "Company" or "LDM") commenced an exchange offer (the "Exchange Offer") for any and all $110 million in outstanding principal amount of its 10.75% Senior Subordinated Notes due 2007 (144A -- CUSIP No. 50182PAC3) (the "Old Notes").

The Company offered to exchange $700 principal amount of new 10.75% Senior Notes due 2007 for each $1,000 principal amount of the Old Notes.

The original offer was to expire at 11:59 p.m., New York City time, on June 3, 2002, but was extended to 5:00 p.m. New York City time, on June 14, 2002.

On June 12, 2002, the Company issued supplement no. 1 to amend the terms of the Exchange Offer. The Company offered to exchange $750 principal amount of its new 11 1/2% Senior Notes due 2007 (the "New Notes") and $25.00 cash for each $1,000 principal amount of the Old Notes. All other terms remained identical to the original offer.

On July 2, 2002, the Company issued supplement no. 2 to amend the terms of the Exchange Offer. The Company offered to exchange $850 principal amount of its new 11 3/4% Senior Notes due 2007 (the "New Notes") and $10.00 cash for each $1,000 principal amount of the Old Notes. All other terms remained identical to the original offer. The amended offer was to expire at 11:59 p.m., New York City time, on July 16, 2002, but was extended to 5:00 p.m., New York City time, on July 30, 2002.

On July 31, 2002, the Company announced that it had terminated the Exchange Offer. In accordance with the terms of the Exchange Offer, the Company has instructed the exchange agent to return the notes tendered for exchange to the respective tendering noteholders.






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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               LDM TECHNOLOGIES, INC.

                                               By:  /s/ G. E. Borushko
                                               ---------------------------------
                                                       Gary E. Borushko
                                                       Chief Financial Officer

                                                    /s/ B. N. Frederick
                                               ---------------------------------
                                                       Bradley N. Frederick
                                                       Chief Accounting Officer

                                                       Date:  July 31, 2002







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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION

   99.1        Press release announcing termination of exchange offer.
               Distributed to PR Newswire for distribution to the major national wire services including: Dow Jones, Reuters and Bloomberg, et. al. and other major print media.
















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